                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                   FORM 8-K/A



                          AMENDMENT TO CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934





                      Date of Report - December 15, 1994





                                UNIT CORPORATION
                         Commission file number 1-9260





         A Delaware Corporation           IRS Employer No. 73-1283193



                            1000 Kensington Tower I
                                7130 South Lewis
                             Tulsa, Oklahoma 74136
                        Telephone Number (918) 493-7700

                                AMENDMENT N0. 1

     The undersigned hereby amends the following items, financial statements, exhibits or other portions of its Current Report on Form 8-K dated December 15, 1994, as set forth in the pages attached hereto:

                   Item 7.  Financial Statements and Exhibits

                                   FORM 8-K
                                UNIT CORPORATION
                               TABLE OF CONTENTS

Item 7. Financial Statements and Exhibits
        ---------------------------------
        (a)  Financial Statements of Properties Acquired

             Set forth below are the financial statements appearing in
             this report:
                                                                  Page in
             Patrick Properties                                 This Report
             ------------------                                  ----------
                 Report of Independent Accountants. . . . . . . . . . F-1
                 Schedule of Gross Revenues and Direct Lease
                      Operating Expenses of the Patrick Properties
                      for the Year Ended December 31, 1993 and
                      the Nine Months Ended
                      September 30, 1994 (unaudited). . . . . . . . . F-2
                 Notes to the Schedule of Gross Revenue and Direct
                      Lease Operating Expenses. . . . . . . . . . . . F-3

        (b)  Pro Forma Financial Information

             Set forth below is the pro forma financial information appearing in this report:

                 Unaudited Pro Forma Consolidated Condensed
                      Statement of Operations for the Year Ended
                      December 31, 1993 . . . . . . . . . . . . . . . P-1
                 Unaudited Pro Forma Consolidated Condensed
                      Statement of Operations for the Nine
                      Months Ended September 30, 1994 . . . . . . . . P-2
                 Unaudited Pro Forma Consolidated Condensed
                      Balance Sheet as of September 30, 1994 .  .  .  P-3
                 Notes to Unaudited Pro Forma Consolidated
                      Condensed Financial Statements.  .  .  .  .  .  P-5

                 Signatures . . . . . . . . . . . . . . . . . . . . . P-7

        (c)  Exhibits

             10.7 Asset Purchase Agreement, dated as of November 28, 1994, between the Registrant and Patrick Petroleum Corporation of Michigan and American National Petroleum Company, filed as Exhibit 10.7 to the Registrant's Form 8-K, filed December 29, 1994, and incorporated by reference herein.

             10.1.19 Fourth Amendment to Amended and Restated Credit Agreement dated December 12, 1994, filed as Exhibit
                      10.1.19 to the Registrant's Form 8-K filed December 29, 1994, and incorporated by reference herein.

Item 7. Financial Statements and Exhibits.

        (a)  Financial Statements of Business Acquired.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To The Shareholders and Board of Directors
UNIT CORPORATION

     We have audited the accompanying schedule of gross revenues and direct lease operating expenses of the Patrick Properties (as defined in Note 1) for the year ended December 31, 1993. This schedule is the responsibility of the Company's management. Our responsibility is to express an opinion on this schedule based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the schedule is free of misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the schedule. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall schedule presentation. We believe that our audit provides a reasonable basis for our opinion.

     As described in Note 2, the amounts shown as direct lease operating expenses in the schedule of gross revenues and direct lease operating expenses exclude certain expenses such as depreciation, depletion and amortization, general and administrative expenses and income taxes. Accordingly, such schedules are not intended to present results of operations in conformity with generally accepted accounting principles.

     In our opinion, the schedule referred to above presents fairly, in all material respects, the gross revenues and direct lease operating expenses of the Patrick Properties for the year ended December 31, 1993 on the basis of accounting described in Note 2.

COOPERS & LYBRAND L.L.P.



Tulsa, Oklahoma
February 20, 1995

                        UNIT CORPORATION AND SUBSIDIARIES

                  SCHEDULE OF GROSS REVENUES AND DIRECT LEASE
                  OPERATING EXPENSES OF THE PATRICK PROPERTIES


                                           Year             Nine Months
                                           Ended               Ended
                                       December 31,        September 30,
                                           1993                 1994
                                       -------------       -------------
                                                            (unaudited)

Gross revenues                         $   8,866,000       $   4,878,000
Direct lease operating expenses            2,501,000           2,178,000
                                       -------------       -------------
Excess of gross revenues over
  direct lease operating expenses      $   6,365,000       $   2,700,000
                                       =============       =============





        The accompanying notes are an integral part of this schedule.

                        UNIT CORPORATION AND SUBSIDIARIES

                            NOTES TO THE SCHEDULE OF
               GROSS REVENUE AND DIRECT LEASE OPERATING EXPENSES
                           OF THE PATRICK PROPERTIES

1.   THE PROPERTIES
- - - - -------------------

     On December 15, 1994, Unit Petroleum Company a wholly owned subsidiary of Unit Corporation ("Registrant") acquired interests in approximately 700 oil and natural gas wells (the "Patrick Properties") located primarily in Oklahoma, Texas, New Mexico and Louisiana from Patrick Petroleum Company and its subsidiaries (collectively "Patrick").

2.   BASIS OF PRESENTATION
- - - - --------------------------

     Historical gross revenue and direct lease operating expenses relate to the productive properties acquired. Expenses such as depreciation, depletion and amortization, general and administrative expenses and income taxes have not been included in the schedules.

3.   SUPPLEMENTAL OIL AND GAS INFORMATION (unaudited)
- - - - -----------------------------------------------------

     Estimated quantities of proved developed oil and natural gas reserves acquired from Patrick at December 15, 1994 were:

                         Oil (Bbls)        918,000
                         Gas (Mcf)      13,904,000

      The standardized measure of discounted future net cash flows ("SMOG") of the Patrick Properties was calculated using December 31, 1994 prices and costs, and year-end statutory tax rates, adjusted for permanent differences, that relate to existing proved oil and natural gas reserves.
SMOG as of December 15, 1994 is as follows:

     Future cash flows                              $  36,703,000
     Future production and development costs          (15,250,000)
     Future income tax expenses                       ( 3,492,000)
                                                    -------------
     Future net cash flows                             17,961,000
     10% annual discount for estimated timing
        of cash flows                                 ( 5,389,000)
                                                    -------------
     Standardizing measure of discounted
        future net cash flows relating to
        proved oil and natural gas reserves         $  12,572,000
                                                    =============

UNIT CORPORATION AND SUBSIDIARIES
(B)  Pro Forma Financial Information
UNAUDITED PRO FORMA CONSOLIDATED CONDENSED STATEMENT OF OPERATIONS For the Year Ended December 31, 1993


                                             Patrick
                                           Properties
                                               and
                                            Pro Forma           Pro
                                Unit       Adjustments         Forma
                             Corporation    (Note 3)          Combined
                             -----------   -----------       ----------
                              (In thousands except per share amounts)
Revenues:
  Contract drilling            $ 14,676       $  -            $ 14,676
  Oil and natural gas            24,073         8,866  (a)      32,939
  Natural gas marketing
     and processing              32,104          -              32,104
  Other                              88          -                  88
                               --------       -------         --------
          Total revenues         70,941         8,866           79,807
                               --------       -------         --------
Expenses:
  Contract drilling:
       Operating costs           13,269          -              13,269
       Depreciation
         and impairment           1,713          -               1,713
  Oil and natural gas:
       Operating costs            8,098         2,501   (a)     10,599
       Depreciation, depletion
         and amortization         7,018         2,169   (b)      9,187
  Natural gas marketing
     and processing              32,325          -              32,325
  General and administrative      3,302          -               3,302
  Interest                        1,324           794   (c)      2,118
                               --------       -------         --------
          Total expenses         67,049         5,464           72,513
                               --------       -------         --------
Income Before Income Taxes        3,892         3,402            7,294
Income Tax Expense                   21            14   (d)         35
                               --------       -------         --------
Net Income                     $  3,871       $ 3,388         $  7,259
                               ========       =======         ========
Net Income Per Common Share    $   0.19                       $    .35
                               ========                       ========
Weighted Average
  Shares Outstanding             20,860                         20,860
  (Both Primary and            ========                       ========
  Fully Diluted)



                The accompanying notes are an integral part of the
               pro forma consolidated condensed financial statements.

UNIT CORPORATION AND SUBSIDIARIES
UNAUDITED PRO FORMA CONSOLIDATED CONDENSED STATEMENT OF OPERATIONS For the Nine Months Ended September 30, 1994

                                             Patrick
                                           Properties
                                               and
                                            Pro Forma           Pro
                                Unit       Adjustments         Forma
                             Corporation    (Note 3)          Combined
                             -----------   -----------       ----------
                             (In thousands except per share amounts)
Revenues
  Contract drilling            $ 12,741      $    -          $  12,741
  Oil and natural gas            19,970         4,878   (a)     24,848
  Natural gas market
     and processing              30,567           -             30,567
  Other                             819           -                819
                               --------      --------        ---------
          Total revenues         64,097         4,878           68,975
                               --------      --------        ---------
Expenses:
  Contract drilling:
       Operating costs           11,435           -             11,435
       Depreciation               1,553           -              1,553
  Oil and natural gas:
       Operating costs            6,607         2,178    (a)     8,785
       Depreciation, depletion
         and amortization         6,106         1,397    (b)     7,503
  Natural gas marketing
     and processing              30,365           -             30,365
  General and administrative      2,677           -              2,677
  Interest                        1,114           674    (c)     1,788
                               --------      --------        ---------
          Total expenses         59,857         4,249           64,106
                               --------      --------        ---------
Income Before Income Taxes        4,240           629            4,869
Income Tax Expense                   14           -      (d)        14
                               --------      --------        ---------
Net Income                     $  4,226      $    629        $   4,855
                               ========      ========        =========
Net Income Per Common Share    $   0.20                      $     .23
                               ========                      =========
Weighted Average Shares
  Outstanding                    20,904                         20,904
  (Both Primary and            ========                      =========
  Fully Diluted)





                The accompanying notes are an integral part of the
              pro forma consolidated condensed financial statements.

UNIT CORPORATION AND SUBSIDIARIES
UNAUDITED PRO FORMA CONSOLIDATED CONDENSED BALANCE SHEET
As of September 30, 1994


                                             Patrick
                                           Properties
                                               and
                                            Pro Forma            Pro
                                Unit       Adjustments          Forma
                             Corporation     (Note 3)          Combined
                             -----------    -----------       ----------
                                          (In thousands)
ASSETS
Current Assets:
   Cash and cash equivalents   $  2,535      $    -          $   2,535
   Short-term investments            41           -                 41
   Accounts receivable           12,591          1,331  (e)     13,922
   Other                          2,786           -              2,786
                               --------      ---------       ---------
        Total current assets     17,953          1,331          19,284
                               --------      ---------       ---------
Property and Equipment
   Total cost                   228,611         12,261  (f)    240,872
   Less accumulated
     depreciation, depletion,
     amortization and
     impairment                 151,497           -            151,497
                               --------      ---------       ---------
        Net property and
          equipment              77,114         12,261          89,375
                               --------      ---------       ---------
Other Assets                        233           -                233
                               --------      ---------       ---------
Total Assets                   $ 95,300       $ 13,592        $108,892
                               ========      =========       =========















                The accompanying notes are an integral part of the
              pro forma consolidated condensed financial statements.

UNIT CORPORATION AND SUBSIDIARIES
UNAUDITED PRO FORMA CONSOLIDATED CONDENSED BALANCE SHEET - CONTINUED As of September 30, 1994


                                             Patrick
                                           Properties
                                               and
                                            Pro Forma           Pro
                                Unit       Adjustments         Forma
                             Corporation     (Note 3)         Combined
                             -----------    ----------       ----------
                                          (In thousands)
Current Liabilities:
    Current portion of long-
      term debt               $     483      $    -          $     483
    Current portion of
      natural gas purchaser
      prepayments                   960           -                960
    Accounts payable             11,900             84  (e)     11,984
    Accrued liabilities           2,724            271  (e)      2,995
                              ---------      ---------       ---------
        Total current
          liabilities            16,067            355          16,422
                              ---------      ---------       ---------
Natural Gas Purchaser
  Prepayments                     3,279           -              3,279
                              ---------      ---------       ---------
Long-Term Debt                   23,862         13,237  (c)     37,099
                              ---------      ---------       ---------
Shareholders' Equity:
   Common stock                   4,182           -              4,182
   Capital in excess of
     par value                   50,086           -             50,086
   Accumulated deficit           (2,149)          -             (2,149)
   Treasury stock, at cost          (27)          -                (27)
                              ---------      ---------       ---------
        Total shareholders'
          equity                 52,092           -             52,092
                              ---------      ---------       ---------
Total Liabilities and
  Shareholders' Equity        $  95,300      $  13,592       $ 108,892
                              =========      =========       =========








                The accompanying notes are an integral part of the
              pro forma consolidated condensed financial statements.

UNIT CORPORATION AND SUBSIDIARIES
NOTES TO UNAUDITED PRO FORMA CONSOLIDATED CONDENSED FINANCIAL STATEMENTS

1.   THE ACQUISITION
- - - - --------------------
     On December 15, 1994 the Registrant acquired certain oil and natural gas properties and related accounts receivable and assumed certain related liabilities for a net purchase price of $13.2 million from Patrick. The purchase price was assigned to the assets acquired and liabilities assumed based upon a preliminary estimated of the fair value of assets acquired and liabilities assumed. The original purchase price of $14.5 million was reduced by $1.3 million of net cash received by Patrick from the operation of these properties between the agreed upon effective date and the closing date of the transaction.

2.   BASIS OF PRESENTATION
- - - - --------------------------

     The accompanying unaudited Pro Forma Consolidated Condensed Financial Statements are presented to reflect the consummation of the Patrick Property acquisition. The unaudited Pro Forma Consolidated Condensed Statements of Operations are presented as if the acquisition occurred at the beginning of the respective periods presented and may not be indicative of the results that would have occurred if the acquisition had been effective on the dates indicated or of the results that may be obtained in the future. The Pro Forma Consolidated Condensed Balance Sheet is presented as if the acquisition, accounted for under the purchase method, occurred as of September 30, 1994. The accompanying pro forma financial statements should be read in conjunction with the financial statements and notes to financial statements of both the Registrant and the Patrick Properties for the year ended December 31, 1993 and as of and for the nine months ended September 30, 1994.

3.   PRO FORMA ADJUSTMENTS
- - - - --------------------------

     The accompanying unaudited Pro Forma Consolidated Condensed Financial Statements include the following adjustments:

(a) Oil and natural gas revenues and operating costs represent historical revenues and direct lease operating expenses related to the producing properties acquired for the respective periods.

(b) Depreciation, depletion and amortization (DD&A) was calculated using an average combined DD&A rate of the Registrant and the acquired Patrick Properties based on the total reserves, property costs and production for the respective periods.

(c) Interest expense represents interest on $13.2 million of long-term debt incurred in the Patrick Property acquisition. The average interest rate paid by the Registrant in 1993 and the first nine months of 1994 was 6 and 6.8 percent, respectively.

UNIT CORPORATION AND SUBSIDIARIES
NOTES TO UNAUDITED PRO FORMA CONSOLIDATED CONDENSED FINANCIAL STATEMENTS - CONTINUED

(d) The adjustment to income tax expense represents the increase in taxes associated with the combined pro forma results of operations based on the historical effective tax rate.

(e) Adjustments to accounts receivable, accounts payable and accrued liabilities represent assets acquired and liabilities assumed by the Registrant at the closing of the acquisition.

(f) Adjustments to property, plant and equipment represents the portion of the purchase price assigned to the oil and natural gas properties acquired, based on their estimated fair values.

                                 SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        UNIT CORPORATION



Dated: February 23, 1995                     By:  /s/  LARRY D.  PINKSTON
                                             -------------------------
                                             Larry D. Pinkston
                                             Chief Financial Officer
                                             Treasurer and
                                             Vice President